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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: March 16, 2004
                         ------------------------------
                        (Date of earliest event reported)


                         DREXLER TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-6377                    77-0176309
           --------                    ------                    ----------
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)             Identification No.)


         1077 Independence Avenue, Mountain View, California 94043-1601
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (650) 969-7277
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         The Company retained its current independent accountants, KPMG LLP, to audit its consolidated financial statements as of and for the nine-month period ended December 31 2003, so that they could be incorporated into the Company's pending Form S-3 Registration Statement. The Company is filing as Exhibit 99.1 to this Form 8-K those audited consolidated financial statements and its consolidated financial statements as of March 31, 2003, and for the two years then ended audited by PricewaterhouseCoopers LLP which was then the Company's independent auditors. All of these audited consolidated financial statements will be incorporated by reference into the Company's pending Form S-3 Registration Statement.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit
Number         Description
------         -----------

23.1           Consent of PricewaterhouseCoopers LLP

23.2           Consent of KPMG LLP

99.1 Report of KPMG LLP dated February 24, 2004, relating to the Company's consolidated financial statements as of and for the nine-month period ended December 31, 2003, and Report of PricewaterhouseCoopers LLP dated April 28, 2003, except for Note 4, as to which the date is January 22, 2004, relating to the Company's consolidated financial statements as of March 31, 2003 and for the fiscal years ended March 31, 2003 and 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                              DREXLER TECHNOLOGY CORPORATION (REGISTRANT)

Date:  March 16, 2004         /s/ Steven G. Larson
                              ----------------------------------
                              Steven G. Larson
                              Vice President, Finance and
                              Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

   23.1        Consent of PricewaterhouseCoopers LLP

   23.2        Consent of KPMG LLP

   99.1 Report of KPMG LLP dated February 24, 2004, relating to the Company's consolidated financial statements as of and for the nine-month period ended December 31, 2003, and Report of PricewaterhouseCoopers LLP dated April 28, 2003, except for Note 4, as to which the date is January 22, 2004, relating to the Company's consolidated financial statements as of March 31, 2003 and for the fiscal years ended March 31, 2003 and 2002